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CAMDEN NATIONAL CORPORATION

PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joanne T. Campbell and Michael R. Archer, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") of Camden National Corporation (the "Company") to be held at the Hanley Center, 245 Commercial Street, Rockport, Maine 04856 on July 22, 2015 at 10:00 a.m., local time, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of the Company's common stock which the undersigned may be entitled to vote at said meeting upon the proposals described in the accompanying Notice of Special Meeting and Proxy Statement, dated June 12, 2015, in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Meeting. All previously dated proxies are hereby revoked.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND, IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR PROPOSALS 1 & 2, ON THE REVERSE SIDE AND IN THEIR DISCRETION ON ANY OTHER MATTERS OR PROPOSALS AS MAY PROPERLY COME BEFORE THE MEETING OR AN ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS EXERCISED.

SEE REVERSE SIDE

SPECIAL MEETING OF SHAREHOLDERS OF

CAMDEN NATIONAL CORPORATION

July 22, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.cacspecialmeeting.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030003000000001000 7 072215

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve the issuance of shares of Company common stock in the merger as provided for in the Agreement and Plan of Merger by and among the Company, SBM Financial, Inc. and Atlantic Acquisitions, LLC, a wholly-owned subsidiary of the Company, dated March 29, 2015.	☐	☐	☐
2. To approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the share issuance.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

CAMDEN NATIONAL CORPORATION

July 22, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST on Tuesday, July 21, 2015.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.cacspecialmeeting.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030003000000001000 7 072215

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve the issuance of shares of Company common stock in the merger as provided for in the Agreement and Plan of Merger by and among the Company, SBM Financial, Inc. and Atlantic Acquisitions, LLC, a wholly-owned subsidiary of the Company, dated March 29, 2015.	☐	☐	☐
2. To approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the share issuance.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.